LEASES	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
LEASES
NOTE 13—LEASES
The Company leases office space, data center facilities, and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. One of these lease agreements relates to a property owned by IAC. See “Note 15—Related Party Transactions” for additional information on the intercompany lease agreement.
ROU assets represent the Company’s right to use the underlying assets for the lease term and lease liabilities represent the present value of the Company’s obligation to make payments arising from leases. ROU assets and related lease liabilities are based on the present value of fixed lease payments over the lease term using the Company’s incremental borrowing rates on the lease commencement date or January 1, 2019 for leases that commenced prior to that date. The Company combines the lease and non-lease components of lease payments in determining ROU assets and related lease liabilities. If the lease includes one or more options to extend the term of the lease, the renewal option is considered in the lease term if it is reasonably certain the Company will exercise the options. Lease expense is recognized on a straight-line basis over the term of the lease. As permitted by ASC 842, leases with an initial term of twelve months or less (“short-term leases”) are not recorded on the accompanying consolidated balance sheet.
Variable lease payments consist primarily of common area maintenance, utilities, and taxes, which are not included in the recognition of ROU assets and related lease liabilities. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Leases	Balance Sheet Classification	December 31, 2020	December 31, 2019
		(In thousands)
Assets:
Right-of-use assets	Right-of-use assets	$85,009	$34,448

Liabilities:
Current lease liabilities	Accrued expenses and other current liabilities	$7,143	$9,674
Long-term lease liabilities	Other long-term liabilities	83,489	25,985
Total lease liabilities		$90,632	$35,659

Lease Cost	Income Statement Classification	Year Ended December 31, 2020	Year Ended December 31, 2019

		(In thousands)
Fixed lease cost	Cost of revenue	$3,215	$3,560
Fixed lease cost	General and administrative expense	15,548	12,638
Total fixed lease cost(a)		18,763	16,198

Variable lease cost	Cost of revenue	312	358
Variable lease cost	General and administrative expense	2,882	2,248
Total variable lease cost		3,194	2,606
Net lease cost		$21,957	$18,804
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(a)Includes approximately $2.7 million and $3.0 million of short-term lease cost, and $1.2 million and $0.8 million of sublease income, for the years ended December 31, 2020 and December 31, 2019, respectively.
Maturities of lease liabilities as of December 31, 2020:

(In thousands)
2021	$14,806
2022	12,776
2023	10,037
2024	9,054
2025	9,118
After 2024	62,458
Total	118,249
Less: Interest	(21,882)
Less: Tenant improvement receivables	(5,735)
Present value of lease liabilities	$90,632
The following are the weighted average assumptions used for lease term and discount rate:

	December 31, 2020	December 31, 2019
Remaining lease term	10.6 years	4.0 years
Discount rate	3.80%	5.05%

	Year Ended December 31, 2020	Year Ended December 31, 2019

	(In thousands)
Other information:
Right-of-use assets obtained in exchange for lease liabilities	$69,886	$4,720
Cash paid for amounts included in the measurement of lease liabilities	$14,809	$15,725